Exhibit 99.26

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 15, 2016

J.P. Morgan Acceptance Corporation II
383 Madison Avenue, 31st Floor
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2016-3, Mortgage Pass-Through Certificates, Series 2016-3 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 6, 2016, representatives of the Company provided us with a mortgage loan listing (the “Mortgage Loan Listing”) with respect to 556 mortgage loans.  At your instruction, we randomly selected 115 mortgage loans (the “Selected Loans”) from the Mortgage Loan Listing.

Additionally, on September 8, 2016, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout with respect to 567 mortgage loans (the “Statistical Loan File”), which included 114 of the Selected Loans.  Representatives of the Company informed us that Selected Loan number 300167602 would not be included in the portfolio of mortgage loans related to the Transaction. The remaining 114 Selected Loans are here in referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations relating to the mortgage loan characteristics (the “Characteristics”) indicated below for the Sample Loans set forth on the Statistical Loan File.

Characteristics

1.      Loan number (for control purposes only)
2.      Origination date
3.      Loan type (fixed or adjustable)
4.      Balloon indicator (yes/no)
5.      Negative amortization indicator (yes/no)
6.      Original principal balance
7.      Interest rate
8.      Monthly P&I payment*
9.      First payment date
10.      Original term to maturity
11.      Property city
12.      Property state
13.      Property zip code
14.      Prepayment penalty term (if applicable)
15.      Interest only term (if applicable)
16.      Occupancy status
17.      Self-employment flag
18.      Property type
19.      Appraisal report date

20.      Appraised value
21.      Loan purpose
22.      Sales price (if applicable)
23.      Borrower Score 1
24.      Borrower Score 2 (if applicable)
25.      Borrower Score 3 (if applicable)
26.      Co-Borrower Score 1 (if applicable)
27.      Co-Borrower Score 2 (if applicable)
28.      Co-Borrower Score 3 (if applicable)
29.      Current qualifying credit score
30.      Lien position
31.      Junior lien balance (if applicable)
32.      Primary mortgage insurance company (if applicable)
33.      Primary mortgage insurance level (if applicable)
34.      Original loan-to-value ratio
35.      Combined loan-to-value ratio
36.      Pledged collateral amount (if applicable)
37.      Modification indicator (yes or no)
38.      Modification date**

  * For non-interest only loans only
** For modified loans only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristics 3. through 13. to the Note or the “Modification Agreement” (if applicable); Characteristic 14. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 15. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 16. and 17. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 18. through 20. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristics 21. and 22. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase,”  “other-than-first-time home purchase” or “construction to permanent”) to the Application and “Settlement Statement;” Characteristics 23. through 28. to the “Credit Report”; Characteristic 29. to a query (the “Current Qualifying Credit Score Query”), provided to us on September 8, 2016 by representatives of the Company; Characteristics 30. and 31. to the Junior Lien Note, Settlement Statement, Underwriting Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 32. and 33. to the Underwriting Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 36. to the “Pledged Collateral Agreement”; and Characteristics 37. and 38. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 21., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there was no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the

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sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 34., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application, as applicable), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 35., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application, as applicable), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are noted to be “in agreement;”

•	with respect to Characteristic 8., differences of $0.01 or less are noted to be “in agreement;”

•	with respect to Characteristic 18., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are noted to be “in agreement;”

•	with respect to Characteristic 18., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is noted to be a “single family detached (non-PUD)” property;

•	with respect to Characteristics 18., 19. and 20., and for the recalculations of Characteristics 34. and 35., for those Sample Loans for which the Company provided us with multiple Appraisal Reports that (i) each indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value or (ii) noted at least one Appraisal Report with an appraisal date less than 30 days from the origination date (as set forth on the Note) and at least one Appraisal Report with an appraisal date greater than or equal to 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the most recent appraisal date;

•	with respect to Characteristic 20. and for recalculations of Characteristics 34. and 35., for those Sample Loans for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 6 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•	with respect to Characteristic 21., a loan purpose indicated on the Statistical Loan File as (i) “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are noted to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 31., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 34., differences of 1.0% or less are noted to be “in agreement,” except to the extent that the Statistical Loan File noted an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%; and

•	with respect to Characteristic 35., differences of 1.0% or less are noted to be “in agreement,” except to the extent that the Statistical Loan File noted a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information set forth on the Statistical Loan File is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,
/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 15, 2016.  In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Three differences in appraisal report date.
2	Two differences in borrower score 1.
3	Two differences in borrower score 2.
4	Two differences in borrower score 3.
5	One difference in co-borrower score 1.
6	One difference in co-borrower score 2.
7	One difference in co-borrower score 3.
8	Two differences in property type.
9	One difference in sales price.
10	Two differences in self-employment flag.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 15, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	110226958	Appraisal report date	01/24/2013	02/26/2013
1	110313114	Appraisal report date	11/20/2011	11/29/2011
1	300026238	Appraisal report date	07/05/2013	06/08/2013
2	300011294	Borrower score 1	780	764
2	300011365	Borrower score 1	797	794
3	300011294	Borrower score 2	786	782
3	300011365	Borrower score 2	799	809
4	300011294	Borrower score 3	792	776
4	300011365	Borrower score 3	796	776
5	300011294	Co-borrower score 1	764	780
6	300011294	Co-borrower score 2	782	786
7	300011294	Co-borrower score 3	776	792
8	110226958	Property type	Co-Op	Single Family Detached
8	300013607	Property type	Single Family Detached (non-PUD)	1 Family Attached
9	300125032	Sales price	$1,800,000.00	Not applicable
10	110313403	Self-employment flag	Yes	No
10	300190949	Self-employment flag	No	Yes

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.